UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/10/2006

SGS International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-133825

Kentucky	20-3939981
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

626 West Main Street
Suite 500
Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 637-5443
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On August 10, 2006, during a conference call being conducted to discuss financial results for the second quarter of 2006, the Chief Executive Officer and Chief Financial Officer of SGS International, Inc. (the "Company") stated that the Company was on track to achieve its 2006 business plan of approximately $300 million in revenues and EBITDA "in the low sixties" (i.e., approximately $62 million).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGS International, Inc.

Date: August 10, 2006	By:	/s/ Benjamin F. Harmon, IV
Benjamin F. Harmon, IV
Vice President, General Counsel and Secretary